UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 2, 2017
KEMET Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15491 (Commission File Number)	57-0923789 (IRS Employer Identification No.)

2835 KEMET Way Simpsonville, SC (Address of principal executive offices)	29681 (Zip Code)

(864) 963-6300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On August 2, 2017, the stockholders of KEMET Corporation (the “Company”) approved the KEMET Corporation Omnibus Incentive Plan (the “Omnibus Incentive Plan”) at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”). The Omnibus Incentive Plan had previously been unanimously approved and adopted by the Company’s Board of Directors, subject to stockholder approval. The Omnibus Incentive Plan amends and restates the 2014 Amendment and Restatement of the 2011 Kemet Corporation Omnibus Equity Incentive Plan (the “Prior Plan”), in the following key respects:

•	The Omnibus Incentive Plan increases the number of shares authorized for issuance under the Prior Plan by 4,800,000 shares;

•
The Omnibus Incentive Plan has a minimum vesting period of one year from the date of grant for all awards except with respect to a 10% carve-out from the minimum performance period and minimum vesting period requirements for certain types of awards;

•
Except with respect to options or stock appreciation rights, any shares delivered by participants or withheld by the Company in satisfaction of applicable tax withholding obligations are available for reissuance under the Omnibus Incentive Plan;

•
In addition to including the existing limitations concerning awards made to directors, the Omnibus Incentive Plan limits directors from earning more than $300,000 in any fiscal year of the Company with respect to awards under the Omnibus Incentive Plan whose value is denominated in cash; and

•	Dividends or dividend equivalents are subject to any performance or other vesting conditions on the underlying award under the Amended Plan.
The foregoing summary of the amendments to the Prior Plan contained in the Omnibus Incentive Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Omnibus Incentive Plan, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.
ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On August 2, 2017, the Company held its Annual Meeting. At the Annual Meeting, five proposals were voted upon by the Company’s stockholders. The proposals are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 19, 2017. The following are the voting results for each matter submitted to the Company’s stockholders at the Annual Meeting.

1.	Election of Directors
The stockholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors to serve three-year terms to expire in 2020 with the following vote:

	For	Against	Abstentions	Broker Non-Votes
Frank G. Brandenberg	25,265,191	127,148	39,754	13,025,104
Joseph V. Borruso	25,187,906	101,764	142,423	13,025,104
E. Erwin Maddrey, II	25,147,672	144,675	139,746	13,025,104

2.	Ratification of the Appointment of Ernst & Young LLP
The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018 with the following vote:

For	Against	Abstentions	Broker Non-Votes
38,189,934	146,537	120,726	—

3.	Approval of the KEMET Corporation Omnibus Incentive Plan
The stockholders of the Company approved the KEMET Corporation Omnibus Incentive Plan with the following vote:

For	Against	Abstentions	Broker Non-Votes
20,688,568	4,610,822	132,703	13,025,104

4.	Advisory Approval of Compensation Paid to Named Executive Officers
The stockholders of the Company approved, on an advisory basis, the compensation paid to the Company’s named executive officers with the following vote:

For	Against	Abstentions	Broker Non-Votes
24,795,314	514,960	121,819	13,025,104

5.	Advisory Vote on the Frequency of the Advisory Approval of the Compensation Paid to Named Executive Officers

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
20,239,738	124,362	5,003,439	64,554	13,025,104

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Description
10.1	KEMET Corporation Omnibus Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2017

KEMET CORPORATION

By:    /s/ WILLIAM M. LOWE, JR.
William M. Lowe, Jr.
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	KEMET Corporation Omnibus Incentive Plan